UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 17, 2023

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	No. 1-1204	No. 13-4921002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas
New York, New York 10036
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 997-8500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2023 annual meeting of stockholders (the “Meeting”) of Hess Corporation (the “Company”) was held on May 17, 2023. The following is a summary of the matters voted upon at the Meeting and the voting results for each such matter:

Proposal 1 – Election of Directors. Each of the following twelve director nominees was elected as a director for the ensuing one-year term or until his or her respective successor is elected or appointed, by the vote set forth below:

Name	For	Against	Abstain	Broker Non-Votes
Terrence J. Checki	258,522,667	13,182,847	87,412	11,648,902
Leonard S. Coleman, Jr.	263,661,846	8,046,318	84,762	11,648,902
Lisa Glatch	270,867,693	842,830	82,403	11,648,902
John B. Hess	266,719,475	5,005,811	67,640	11,648,902
Edith E. Holiday	255,470,036	16,233,499	89,391	11,648,902
Marc S. Lipschultz	266,869,324	4,832,232	91,370	11,648,902
Raymond J. McGuire	253,517,065	18,126,177	149,684	11,648,902
David McManus	266,281,691	5,423,109	88,126	11,648,902
Kevin O. Meyers	267,514,047	4,197,552	81,327	11,648,902
Karyn F. Ovelmen	269,493,592	2,206,271	93,063	11,648,902
James H. Quigley	267,202,441	4,508,855	81,630	11,648,902
William G. Schrader	267,991,972	3,718,324	82,630	11,648,902

Proposal 2 – Advisory Vote on Executive Compensation. The proposal to approve (on an advisory basis) the compensation of the named executive officers, as disclosed in the Company’s 2023 definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 6, 2023 (the “Proxy Statement”), received the vote of 97.8% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	265,884,704
Against	5,778,579
Abstain	129,643
Broker Non-Votes	11,648,902

Proposal 3 – Advisory Vote on Frequency of Voting on Executive Compensation. The proposal to approve (on an advisory basis) the frequency of voting on executive compensation for every 1 year received the vote of 98.5% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

1 Year	267,658,927
2 Years	105,845
3 Years	3,898,345
Abstain	129,809
Broker Non-Votes	11,648,902

For the reasons described in the Proxy Statement, consistent with its own recommendation and in light of the results noted above, the Company’s Board of Directors determined that the Company will submit to stockholders an advisory vote on executive compensation on an annual basis until the next required vote on such frequency.

Proposal 4 – Ratification of Registered Public Accountants. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023 received the vote of 94.7% of the shares present in person or represented by proxy and entitled to vote at the Meeting.

For	268,338,542
Against	15,025,882
Abstain	77,404

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2023

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name:	Timothy B. Goodell
Title:	Executive Vice President, General Counsel and Corporate Secretary